[ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21926

Morgan Stanley China A Share Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 5th Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 5th Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget ("OMB") control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2006 Annual Report

December 31, 2006

Morgan Stanley China A Share Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley China A Share Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the period ended December 31, 2006, the Morgan Stanley China A Share Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share of 39.84%, net of fees and 55.00%, respectively, compared to 47.43% for the Morgan Stanley Capital International (MSCI) China A Share Index (the “Index”). On December 31, 2006, the closing price of the Fund’s shares on the New York Stock Exchange was $31.00, representing a 16.1% premium to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  The Fund launched on September 28, 2006, and underperformed the Index (based in U.S. dollar returns) for the period since inception. Specifically, the Fund underperformed the Index in October and November, but outperformed the Index in December.

•                  The A-share market continued its strong performance in the fourth quarter, with a gain of 46%. The market performance was driven by a combination of strong underlying earnings, accelerating corporate restructuring and very strong flows into equity mutual funds.

•                  The Fund’s performance suffered in the fourth quarter, as the Fund had an average cash position of 20% during a time when the market was up 46%. The industrials and the materials sectors were large positive contributors, whereas the financial sector was a detractor.

Management Strategies

•                  The Fund’s portfolio became fully invested by the middle of December. We have large active positions in the steel, industrial and utilities sectors.

•                  In steel and utilities, we expect new capacity formation to slow in the next 12 to 16 months and demand to remain robust, but with their relatively cheap valuations we believe these sectors are attractive.

•                  In industrials, we have a mix of bottom-up stories of machinery manufacturers that we believe are globally competitive and are examples of China’s increasing competitiveness in the capital goods arena. Industrials holdings include railway stocks, which could benefit from the strong investment in that sector in China’s next five-year plan, and airline stocks, which have been benefiting from increasing Chinese air traffic and the appreciating Renminbi.

•                  Although we are positive on the financial sector, our position is near neutral as we have reached the total sector limits at this near-neutral position.

•                  Our view on the economy remains positive. We believe that the government will keep intervening to keep the economy on a steady sustainable path (the latest measure being the rise in reserve requirements). However, the underlying earnings growth, individual wage growth and a relatively benign external environment would keep the economy on an even keel.

•                  We believe the Renminbi will likely keep a steady path of 3-5% appreciation per annum versus the U.S. dollar. This controlled rate would slowly address the problems arising from an overvalued currency, giving the export sector (an important variable) some time to adapt.

•                  Our primary area of concern remains external, as any strong and sharp slowdown in global demand would impact China negatively.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

January 2007

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Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Portfolio of Investments

		Value
	Shares	(000)
COMMON STOCKS (91.2%) (Unless Otherwise Noted)
Airlines (3.9%)
Air China Ltd.	(a)20,631,947	$13,613
Auto Components(0.6%)
Xingda International Holdings Ltd.	(a)4,747,000	1,941
Chemicals (1.2%)
Zhuzhou Times New Materials
Technology Co., Ltd., “H”	4,091,511	4,230
Commercial Banks (19.1%)
China Merchants Bank Co., Ltd.	11,839,404	24,816
Huaxia Bank Co., Ltd.	21,398,619	20,261
Shanghai Pudong Development Bank	7,180,287	19,604
Shenzhen Development Bank Co.	(a)1,248,736	2,315
		66,996
Construction & Engineering (2.7%)
China Communications Construction Co., Ltd.	(a)9,530,000	9,422
Diversified Telecommunication Services (0.6%)
China Communications Services Corp. Ltd.	(a)3,536,000	2,018
Electrical Equipment (0.5%)
Zhuzhou CSR Times Electric Co., Ltd.	(a)1,363,000	1,885
Electronic Equipment & Instruments (0.8%)
Neo-Neon Holdings Ltd.	(a)2,780,000	2,656
Food Products (2.8%)
Hsu Fu Chi International Ltd.	(a)1,450,000	1,087
Inner Mongolia Yitai Coal Co., Ltd.	2,598,399	8,822
		9,909
Independent Power Producers & Energy Traders (7.3%)
Datang International Power Generation Co., Ltd.	12,342,000	12,853
Huadian Power International Co.	32,526,397	12,710
		25,563
Insurance (1.7%)
China Life Insurance Co., Ltd., ‘H’	1,687,000	5,759
China Life Insurance, Co., Ltd.	(a)34,000	82
		5,841
Machinery (12.8%)
Anhui Heli Co., Ltd., “H”	2,308,086	6,580
Guangxi Liugong Machinery	6,075,000	13,310
Shanghai Zhenhua Port Machinery Co.	6,667,600	10,046
Zhengzhou Yutong Bus Co.	8,899,288	15,016
		44,952

Metals & Mining (11.5%)
Baoshan Iron & Steel Co., Ltd.	4,365,000	$4,843
Maanshan Iron & Steel	20,366,616	11,742
Wuhan Iron & Steel Co., Ltd.	28,973,275	23,609
		40,194
Oil, Gas & Consumable Fuels (6.9%)
China Coal Energy Co.	(a)5,301,000	3,442
Henan Shen Huo Coal Industry & Electricity Power Co.	4,734,912	6,800
PetroChina Co., Ltd., ‘H’	4,834,000	6,849
Shanxi Xishan Coal & Electricity Power Co., Ltd.	6,212,000	7,123
		24,214
Real Estate (3.6%)
China Merchants Property Development Co., Ltd.	3,454,908	12,562
Road & Rail (3.9%)
Daqin Railway Co., Ltd.	(a)13,042,000	13,535
Specialty Retail (2.3%)
GOME Electrical Appliances Holdings Ltd.	10,435,000	8,183
Transportation Infrastructure (6.4%)
Anhui Expressway Co., Ltd.	12,899,090	9,685
Shenzhen Chiwan Wharf Holdings	5,432,219	12,743
		22,428
Water Utilities (2.6%)
Shanghai Municipal Raw Water Co., Ltd.	12,321,299	9,014
TOTAL COMMON STOCKS (Cost $232,959)		319,156
INVESTMENT COMPANIES (5.0%)
Diversified Financial Services (5.0%)
Anrui Fund	(a)3,201,567	676
iShares Asia Trust - iShares FTSE/Xinhua A50 China	725,000	10,700
Jinding Fund	2,733,847	592
Jingyang Fund	2,792,111	730
Jiufu Fund	(a)2,493,865	591
Kehui Fund	2,362,844	699
Kexun Fund	2,762,150	728
Tongde Fund	2,808,602	713
Xingan Fund	(a)2,881,342	701
Xingke Fund	(a)2,728,245	696
Yuhua Fund	2,966,757	702
TOTAL INVESTMENT COMPANIES (Cost $11,387)		17,528

The accompanying notes are an integral part of the financial statements.

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Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Portfolio of Investments (cont’d)

	No. of	Value
	Warrants	(000)
WARRANTS (0.5%)
Food Products (0.5%)
Inner Mongolia Yili Industrial expiring 11/7/07 (Cost $0)	(a)779,520	$1,765

	Face
	Amount
	(000)
SHORT-TERM INVESTMENT (1.7%)
Repurchase Agreement (1.7%)
J.P. Morgan Securities, Inc., 5.20% dated 12/29/06, due 1/2/07, repurchase price $5,961 (Cost $5,958)	$ (b)5,958	5,958
TOTAL INVESTMENTS (98.4%) (Cost $250,304)		344,407
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)		5,573
NET ASSETS (100%)		$349,980

(a) Non-income producing.
(b)

Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $1,856,998,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 1/16/07 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 1/3/07 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 1/2/07 to 7/15/32; Federal National Mortgage Association, 0.00% to 8.20%, due 1/12/07 to 11/15/30; Tennessee Valley Authority, 5.38% to 6.75%, due 11/13/08 to 4/1/36, which had a total value of $1,894,142,869. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)	Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
HKD 102	$13	1/2/07	USD	13	$13	$	@—
USD 940	940	1/16/07	HKD	7,297	939	(1)
	$953				$952		$(1)

HKD         —  Hong Kong Dollar

USD           —  United States Dollar

@                        —  Value is less than $500

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*      Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

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Morgan Stanley China A Share Fund, Inc.

Financial Statements

Statement of Assets and Liabilities

December 31, 2006 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $250,304)	$344,407
Cash	@—
Foreign Currency, at Value (Cost $6,786)	6,840
Receivable for Investments Sold	1,002
Interest Receivable	3
Unrealized Appreciation on Foreign Currency Exchange Contracts	@—
Total Assets	352,252
Liabilities:
Payable For:
Investments Purchased	1,071
Investment Advisory Fees	409
Custodian Fees	154
Administration Fees	21
Directors’ Fees and Expenses	2
Unrealized Depreciation on Foreign Currency Exchange Contracts	1
Other Liabilities	614
Total Liabilities	2,272
Net Assets
Applicable to 13,102,109 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$349,980
Net Asset Value Per Share	$26.71
Net Assets Consist of:
Common Stock	$131
Paid-in Capital	249,070
Undistributed (Distributions in Excess of) Net Investment Income	426
Accumulated Net Realized Gain (Loss)	6,196
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	94,157
Net Assets	$349,980

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

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Morgan Stanley China A Share Fund, Inc.

Financial Statements

Statement of Operations

Period Ended December 31, 2006^ (000)
Investment Income
Dividends	$108
Interest	621
Total Investment Income	729
Expenses
Investment Advisory Fees (Note B)	1,042
Custodian Fees (Note D)	154
Stockholder Reporting Expenses	60
Administration Fees (Note C)	55
Professional Fees	53
Stockholder Servicing Agent Fees	2
Directors’ Fees and Expenses	1
Other Expenses	5
Net Expenses	1,372
Net Investment Income (Loss)	(643)
Net Realized Gain (Loss) on:
Investments in Unaffiliated Issuers	6,196
Foreign Currency Transactions	544
Net Realized Gain (Loss)	6,740
Change in Unrealized Appreciation (Depreciation) on:
Investments	94,103
Foreign Currency Translations	54
Change in Unrealized Appreciation (Depreciation)	94,157
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	100,897
Net Increase (Decrease) in Net Assets Resulting from Operations	$100,254

Statements of Changes in Net Assets

Period Ended December 31, 2006^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(643)
Net Realized Gain (Loss)	6,740
Change in Unrealized Appreciation (Depreciation)	94,157
Net Increase (Decrease) in Net Assets Resulting from Operations	100,254
Capital Share Transactions:
Fund Shares Sold (13,102,109 shares, net of expenses of $524,000)	249,726
Total Increase (Decrease)	349,980
Net Assets:
Beginning of Period	—
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $426.	$349,980

^ For the Period from September 28, 2006 (Commencement of operations to December 31, 2006.

The accompanying notes are an integral part of the financial statements.

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Morgan Stanley China A Share Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Period from September 28, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$19.10
Net Investment Income (Loss)†	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	7.66
Total from Investment Operations	7.61
Net Asset Value, End of Period	$26.71
Per Share Market Value, End of Period	$31.00
TOTAL INVESTMENT RETURN:
Market Value	55.00	%#
Net Asset Value (1)	39.84	%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$349,980
Ratio of Expenses to Average Net Assets	1.98	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.93	)%*
Portfolio Turnover Rate	14	%#

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

†	Per share amount is based on average shares outstanding.
^	Commencement of Operations
#	Not Annualized
*	Annualized

The accompanying notes are an integral part of the financial statements.

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Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Notes to Financial Statements

The Morgan Stanley China A Share Fund, Inc. (the “Fund”) was incorporated in Maryland on July 6, 2006 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth. The Fund seeks to achieve its investment objective primarily through investments in A- shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The prices of A-shares are quoted in Renminbi, and currently only Chinese domestic investors and certain Qualified Foreign Institutional Investors (“QFII”) are allowed to trade A-shares.

The Fund is authorized to issue 100,000,000 shares of $0.01 par value common stock. The Fund had no operations until September 13, 2006, other than matters relating to its organization and registration and sale and issuance to Morgan Stanley Investment Management Inc. (the “Adviser” or MS Investment Management”) of 5,236 shares of common stock at an aggregate purchase price of $100,000. The Adviser, on behalf of the Fund, will incur all of the Fund’s organizational costs, estimated at $11,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund’s common shares. The aggregate offering expenses (other than the sales load) currently are estimated to be $600,000 (including amounts to be paid by the Adviser). On September 28, 2006, the Fund sold 12,201,371 common shares in an intial public offering. Proceeds to the Fund were $232,558,131 after deducting underwriting commissions and $488,055 of offering expenses. On October 6, 2006, the Fund sold 895,502 common shares pursuant to an over allotment agreement with the underwriters for net proceeds of $17,068,268 after deducting underwriting commissions and $35,820 of offering expenses.

The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the “A-share Quota”). There is no guarantee that the A-share Quota will not be modified in the future.

A.    Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the

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Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Notes to Financial Statements (cont’d)

underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

4.              Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in

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Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Notes to Financial Statements (cont’d)

market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Structured Securities: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant spreads may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

5.              New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the Fund NAV calculations as late as the Fund’s last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi-annual report on June 30, 2007. The impact to the Fund’s financial statements, if any, is currently being asssessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

6.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.            Investment Advisory Fees: The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund’s average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the “Sub- Adviser”), a wholly-owned subsidiary of Morgan Stanley. The

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Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Notes to Financial Statements (cont’d)

Sub-Adviser, subject to the control and supervision of the Fund, its Officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Fund, makes certain day-to-day investment decisions and places certain purchase and sale orders. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.            Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average daily net assets. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.            Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. For the period ended December 31, 2006, the Fund did not have any distributions.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains and losses related to foreign currency transactions and non-deductibilty of offering costs, resulted in the following reclassifications among the components of net assets at December 31, 2006:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$1,069	$(544)	$(525)

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$8,247	$—

At December 31, 2006, the U.S. Federal income tax cost basis of investments was approximately $251,929,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $92,478,000 of which $92,831,000 related to appreciated securities and $353,000 related to depreciated securities.

Under the Income Tax Law of the People’s Republic of China Concerning Foreign Investment Enterprises and Foreign Enterprises, which took effect in China in 1991, the Fund’s income from dividends and profit distributions of companies from Chinese sources is generally subject to Chinese

11

Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Notes to Financial Statements (cont’d)

withholding tax at a rate of 20%, absent an applicable tax treaty. This withholding tax rate was reduced by subsequent notice from 20% to 10% for specified types of income recognized after January 1, 2000, including interest, absent an applicable tax treaty. Although, there is no direct guidance, the practice of the Chinese tax authorities suggests a 10% withholding tax rate has been accepted for capital gain income. Unless another exception applies, dividends and gains recognized by a foreign enterprise in connection with the holding or disposition of Chinese securities would generally be subject to a 10% withholding tax. An additional notice issued on July 21, 1993 by the State Tax Bureau provides, inter alia, that dividends received by foreign investors in respect of their holdings of “B” shares issued by China companies will not be subject to income tax until a new tax law is promulgated. Any gains (whether of a capital or trading nature) realized by the Fund from the sale of any “B” shares are not currently subject to any income tax in China. However, pursuant to the same notice, if such gains were realized by the Fund through a permanent establishment or office in China, it will form part of the taxable profit of such permanent establishment or office, although losses realized will also be available to offset such gains. In view of this notice and the absence of any guidance regarding the taxation of QFII transactions, withholding agents for QFII accounts (such as the Sub-Custodian) have generally not withheld taxes on dividend payments on, or gains derived with respect to the sale of, A Shares. This practice of treating QFII investments in A Shares the same as other foreign enterprise investments in B Shares for tax purposes is not based on any published legal authority. There can be no assurance that the Chinese tax authorities will treat foreign enterprise investments in A Shares through an A share Quota in the same manner as foreign enterprise investments in B Shares. In the event they do not, dividends and gains with respect to A Share investments would likely be subject to the 10% withholding tax described above, possibly with retroactive effect.

A Chinese stamp tax is generally imposed on the purchase and sale of shares of publicly-traded Chinese companies at a rate of 0.1% of the purchase/sales consideration. The Chinese stamp duty rate for share transfer documents is 0.05% payable by both the seller and buyer. In this regard, the total stamp duty is 0.1%. The Adviser will be subject to this tax on each trade it makes in a Chinese-listed security.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by tax authorities are not consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the Adviser as the QFII, which are to be reimbursed by the Fund to the extent attributable to the assets held through the A-share Quota, may change at any time.

F.     Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Other: During the period ended December 31, 2006, the Fund made purchases and sales totaling approximately $264,018,000 and $25,868,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the period ended December 31, 2006, the Fund incurred $56,880 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

Additionally, during the period ended December 31, 2006, the Fund paid $29,494 brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

12

Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http:/www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s
e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public web site, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public web site approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter web site postings, by calling 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our web site at www.morganstanley. com/im. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

13

Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Morgan Stanley China A Share Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley China A Share Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statements of operations, changes in net assets, and the financial highlights for the period from September 28, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley China A Share Fund, Inc. at December 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 28, 2006 (commencement of operations) to December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 20, 2007

14

Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (65)	Director	Since	Private Investor; Chairperson of the Valuation, Insurance	173	Director of various business
c/o Kramer Levin Naftalis &		April	and Compliance Committee (since October 2006);		organizations.
Frankel LLP		2004	Director or Trustee of the Retail Funds (since April 1994)
Counsel to the Independent			and the Institutional Funds (since July 2003); formerly
Directors			Chairperson of the Insurance Committee (July 2006-
1177 Avenue of the Americas			September 2006), Vice Chairman of Kmart Corporation
New York, NY 10036			(December 1998-October 2000), Chairman and Chief
Executive Officer of Levitz Furniture Corporation
(November 1995-November 1998) and President and
Chief Executive Officer of Hills Department Stores (May
1991-July 1995); variously Chairman, Chief Executive
Officer, President and Chief Operating Officer (1987-
1991) of the Sears Merchandise Group of Sears
Roebuck & Co.

Kathleen A. Dennis (53)	Director	Since	President, Cedarwood Associates (mutual fund	171	None.
c/o Kramer Levin Naftalis &		August	consulting) (since July 2006); Chairperson of the Money
Frankel LLP		2006	Market and Alternatives Sub-Committee of the
Counsel to the Independent			Investment Committee (since October 2006) and
Directors			Director or Trustee of various Retail Funds and
1177 Avenue of the			Institutional Funds (since August 2006); formerly, Senior
Americas			Managing Director of Victory Capital Management
New York, NY 10036			(1993-2006).

Dr. Manuel H. Johnson (57)	Director	Since	Senior Partner, Johnson Smick International, Inc.	173	Director of NVR, Inc. (home
c/o Johnson Smick		July	(consulting firm); Chairperson of the Investment		construction); Director of KFX Energy;
Group, Inc.		1991	Committee (since October 2006) and Director or		Director of RBS Greenwich Capital
888 16th Street, NW			Trustee of the Retail Funds (since July 1991) and the		Holdings (financial holding company).
Suite 740			Institutional Funds (since July 2003); Co-Chairman and a
Washington, D.C. 20006			founder of the Group of Seven Council (G7C)
international economic commission; formerly
Chairperson of the Audit Committee (July 1991-
September 2006); Vice Chairman of the Board of
Governors of the Federal Reserve System and Assistant
Secretary of the U.S. Treasury.

15

Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Director and Officer Information (cont’d)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Joseph J. Kearns (64)	Director	Since	President, Kearns & Associates LLC (investment	174	Director of Electro Rent Corporation
c/o Kearns & Associates		August	consulting); Chairperson of the Audit Committee (since		(equipment leasing), The Ford Family
LLC		1994	October 2006) and Director or Trustee of the Retail		Foundation and the UCLA Foundation.
PMB754			Funds (since July 2003) and the Institutional Funds (since
23852 Pacific Coast			August 1994); formerly Deputy Chairperson of the
Highway			Audit Committee (July 2003-September 2006) and
Malibu, CA 90265			Chairperson of the Audit Committee of the Institutional
Funds (October 2001- July 2003); formerly CFO of the J.
Paul Getty Trust.

Michael F. Klein (48)	Director	Since	Chief Operating Officer and Managing Director, Aetos	171	Director of certain investment funds
c/o Kramer Levin Naftalis &		August	Capital, LLC (since March 2000); Chairperson of the		managed or sponsored by Aetos
Frankel LLP		2006	Fixed-Income Sub-Committee of the Investment		Capital LLC.
Counsel to the			Committee (since October 2006) and Director or
Independent Directors			Trustee of various Retail Funds and Institutional Funds
1177 Avenue of the			(since August 2006); formerly Managing Director,
Americas			Morgan Stanley & Co., Inc. and Morgan Stanley Dean
New York, NY 10036			Witter Investment Management, President, Morgan
Stanley Institutional Funds (June 1998-March 2000) and
Principal, Morgan Stanley & Co., Inc. and Morgan
Stanley Dean Witter Investment Management (August
1997-December 1999).

Michael E. Nugent (70)	Chairman	Chairman	General Partner of Triumph Capital, L.P. private	173	None.
c/o Triumph Capital, L.P.	of the	of the	investment partnership; Chairman of the Boards of the
445 Park Avenue	Board and	Boards	Retail Funds and Institutional Funds (since July 2006);
New York, NY 10022	Director	since July	Director or Trustee of the Retail Funds (since July 1991)
		2006 and	and the Institutional Funds (since July 2001); formerly
		Trustee	Chairperson of the Insurance Committee (until July
		since July	2006) and Vice President, Bankers Trust Company and
		1991	BT Capital Corporation (1984-1988).

W. Allen Reed (59)	Director	Since	Chairperson of the Equity Sub-Committee of the	171	Director of GMAC (financial services)
c/o Kramer Levin Naftalis &		August	Investment Committee (since October 2006) and		and Temple-Inland Industries
Frankel LLP		2006	Director or Trustee of various Retail Funds and		(packaging, banking and forest
Counsel to the			Institutional Funds (since August 2006); formerly		products); Director of Legg Mason
Independent Directors			President and CEO of General Motors Asset		and Director of the Auburn University
1177 Avenue of the			Management; Chairman and Chief Executive Officer of		Foundation.
Americas			the GM Trust Bank and Corporate Vice President of
New York, NY 10036			General Motors Corporation (July 1994-December
2005).

Fergus Reid (74)	Director	Since	Chairman of Lumelite Plastics Corporation; Chairperson	174	Trustee and Director of certain
c/o Lumelite Plastics		June	of the Governance Committee and Director or Trustee of		investment companies in the
Corporation		1992	the Retail Funds (since July 2003) and the Institutional		JPMorgan Funds complex managed
85 Charles Coleman Blvd.			Funds (since June 1992).		by JP Morgan Investment
Pawling, NY 12564					Management Inc.

16

Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Director and Officer Information (cont’d)

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director

James F. Higgins (58)	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).
c/o Morgan Stanley Trust
Harborside Financial Center
Plaza Two
Jersey City, NJ 07311

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

17

Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (67) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services

Company Inc.

J. David Germany (52) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, United Kingdom E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer–– Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

Dennis F. Shea (53) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer–– Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (51) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997

Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Adviser and various entities affiliated with the Adviser; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel –– Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004

Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997

Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

18

Morgan Stanley China A Share Fund, Inc.

December 31, 2006

Director and Officer Information (cont’d)

Executive Officers (cont'd):

Name, Age and Address of Executive Officer	Position(s)Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Mary E. Mullin (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (41) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Since March 2003	Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

*                 This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on July 10, 2006.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

19

Morgan Stanley China A Share Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley China A Share Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

1(800) 231-2608

20

Morgan Stanley China A Share Fund, Inc.

Directors
Michael E. Nugent	J. David Germany
Vice President
Frank L. Bowman
Michael Bozic	Dennis F. Shea
Vice President
Kathleen A. Dennis
Barry Fink
James F. Higgins	Vice President

Dr. Manuel H. Johnson	Amy R. Doberman
Vice President
Joseph J. Kearns

Michael F. Klein	Stefanie V. Chang Yu
Vice President
W. Allen Reed
James W. Garrett
Fergus Reid	Treasurer and Chief
Financial Officer
Officers
Michael E. Nugent	Carsten Otto
Chairman of the Board and	Chief Compliance Officer
Director
Michael J. Leary
Ronald E. Robison	Assistant Treasurer
President and Principal
Executive Officer	Mary E. Mullin
Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/im.

© 2007 Morgan Stanley

Item 2. Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006

	Registrant			Covered Entities(1)
Audit Fees		$33,750		N/A

Non-Audit Fees
Audit-Related Fees	$			$756,000	(2)
Tax Fees		$3,000	(3)	$79,422	(4)
All Other Fees	$			$531,708	(5)
Total Non-Audit Fees		$3,000		$1,367,130

Total		$36,750		$1,367,130

2005

	Registrant	Covered Entities(1)
Audit Fees	$—	$—

Non-Audit Fees
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Non-Audit Fees	$—	$—

Total	$—	$—

N/A- Not applicable, as not required by Item 4.

(1)        Covered Entities include the Adviser (excluding sub-advisors)  and any entity controlling, controlled by or under common  control with the Adviser that provides ongoing services to the  Registrant.

(2)        Audit-Related Fees represent assurance and related services  provided that are reasonably related to the performance of the  audit of the financial statements of the Covered Entities and  funds advised by the Adviser or its affiliates, specifically  attestation services provided in connection with a SAS 70  Report.

(3)        Tax Fees represent tax advice and compliance services provided  in connection with the review of the Registrant’s tax returns.

(4)        Tax Fees represent tax advice services provided to Covered  Entities, including research and identification of PFIC  entities.

(5)        All Other Fees represent attestation services provided in  connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Bowman, Wayne Hedien, Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.                                         POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of  problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.                                     GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines,  provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

III.                                 GUIDELINES

A.                                    Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.                                          General.

1.                                    Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•                  Approval of financial statements, director and auditor reports.

•                  General updating/corrective amendments to the charter.

•                  Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.                                       Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.                                       Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.                                       Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.                                       Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.                                       Proposals to require the company to expense stock options will be supported.

7.                                       Open-ended requests for adjournment generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.                                       Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.                                       Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii.                                       Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.                                     The following proposals generally will be supported:

•                  Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•                  Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.                                     Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)          If a company’s board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer)  that may impair his or her independence;

(b)         If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)          A direct conflict exists between the interests of the nominee and the public shareholders;

(d)         Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)          A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)            A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.                                  Auditors

1.                                     Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the fees paid to auditors are excessive. Generally, to determine if such fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

2.                                       Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.                                       Proposals to indemnify auditors will not be supported.

iv.                                   Anti-Takeover Matters

1.                                       Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.                                       Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.                                       Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.                                    Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.                                       The following proposals generally will be supported:

•                  Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•                  Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•                  Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•                  Proposals for share repurchase plans.

•                  Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Proposals to effect stock splits.

•                  Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.                                      The following proposals generally will not be supported  (notwithstanding management support).

•                  Proposals relating to capitalization  changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•                  Proposals to create  “blank check” preferred stock.

•                  Proposals relating to changes in capitalization by 100% or more.

C.                                    Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.                                       The following proposals generally will be supported:

•                  Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.                                     Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.                                       Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.                                       Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.                                    Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.                                       Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.                                       Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.                                      Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.                                         Corporate Transactions

•                  Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported where there is no portfolio manager objection and where there is no material conflict of interest and in those instances will not need to be reviewed by the Proxy Review Committee.

ii.                                     Compensation

•                  Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•                  Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable,  the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•                  Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.                                  Other

•                  Proposals for higher dividend payouts.

•                  Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•                  Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•                  Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•                  Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F.                                      Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV.                                ADMINISTRATION OF POLICY

A.                                    Proxy Review Committee

1.                                       The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)                                The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)                               The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)                                The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)                                 The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)                                  In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special

Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)                                    The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)                                 The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.                                    Identification of Material Conflicts of Interest

1.                         If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.                         A material conflict of interest could exist in the following situations, among others:

(a)                    The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)                   The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)                    Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.                                    Proxy Voting Reports

(a)                                  MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)                                 MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

Appendix A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section III of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may waive its rights to vote  certain  proxies for an underlying investment fund.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team jointly and primarily responsible for the day-to-day operation of the Fund are James Cheng, a Managing Directors of the Sub-Adviser and Homiyar Vasania, an Executive Director of the Sub-Adviser. Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and joined the team managing the Fund at inception. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Vasania has been associated with the Sub-Adviser in an investment management capacity since March 2000 and began managing the Fund at inception.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2006.

Mr. Cheng managed seven mutual funds with a total of approximately $5 billion in assets; no pooled investment vehicles other than mutual funds; and two other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $943.8 million in assets.

Mr. Vasania managed one mutual fund with a total of approximately $350 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•                  Cash Bonus.

•                  Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions;

•                  Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Advisor or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMAP fund menu.

•                  Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser and/or Sub-Advisor or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•                  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•                  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•                  Contribution to the business objectives of the Adviser and/or Sub-Adviser.

•                  The dollar amount of assets managed by the portfolio manager.

•                  Market compensation survey research by independent third parties.

•                  Other qualitative factors, such as contributions to client objectives.

•                  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2006, the portfolio managers did not own any share of the Fund.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley China A Share Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 8, 2007

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 8, 2007